Third Quarter 2013 UMB Financial Exhibit 99.1

Cautionary Notice about Forward-Looking
Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change
over time and
many of which are beyond our control. You should not rely on any forward-looking
statement as a
prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in
forward-looking
statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2012, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures
(including
disclosures of
a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q,
Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

A Different Kind of Bank The company The business model The performance

UMB is Born as City Center Bank - 1913 4

A Leader in Serving
our Customers
“Beginning today, motorists can do business with the
City Bank, Eighteenth Street  & Grand Avenue, from the
alley between Grand & McGee streets. They can drive
to the new “cage” and make deposits without leaving
the car.” The City Bank is the first bank in Kansas City
to utilize such a plan to overcome traffic conditions
inconvenient for patrons.”
The Kansas City Star
January 29, 1931
1931 – KC’s First “Drive Through Bank”

Self-Reliance and Stability
“If we were to liquidate this bank today, we
could pay our depositors one hundred cents
on the dollar and collect our entire Surplus
and Capital Account of $700,000 and a
large part of the Undivided Profits Account.”
- R. Crosby Kemper, Sr. in a letter to the
Missouri Banking Commissioner, Oct. 1933
No need for
government
assistance – then
or now.
1934 – Emerging from the Great Depression

“Our company has remained true to its values and the results are evident in our shareholder returns.” Mariner Kemper Chairman & Chief Executive Officer

Total Returns Reflect Long-Term Performance Total Shareholder Return September 1993 – September 2013 8 Source: SNL Financial UMBF S&P 500 SNL U.S. Bank

UMB At A Glance
Assets under management
Banking presence
Branches/ATMs
Acquisitions last 10 years
Market cap
Dividend payout ratio*
$38.7B
8 states
115/320+
23
>$2.4B
30.3%
Total assets
$16.2B
Revenue from fee businesses
58.7%
*Average over past 4 quarters
As of September 30, 2013

We Have Repositioned UMB… National Regional Low High Geographic focus Diversity of revenue streams More than a typical bank 10 More stable earnings Faster growth

Fund Services
Prairie Capital
Corporate Trust
UMB Bank presence
Loan Production Office
…Resulting in a Growing National Presence
Healthcare Services – National Sales
Scout Investments – National Sales

Today: UMB is More than a Regional Bank
DIVERSIFIED FINANCIAL SERVICES
Healthcare
Services
Corporate
Trust
UMB Fund
Services
Scout
Investments
•JD Clark
Prairie
Capital
•Reams
…We are a diversified financial services company
Diversified
financial
Products / services
Banking
National
Regional
Geographic
focus
UMB
Insurance

Trust Trust
Services  Services
TRADITIONAL BANKING TRADITIONAL BANKING
Card Card
Services
Services
Treasury Treasury
Management Management

A Financial Services Company The company The business model The performance

+ + + High Quality Credit Diverse Revenue Streams Low-cost Funding Strong Balance Sheet Our Time-Tested Business Model

Our Credit Quality Outpaces the Industry
Peer Average as of 2Q13; Source: SNL Financial
3Q 2013
0.48%
Shaded area is high/low range of the peer group
Non-Performing Loans
% of average loans

Traditional Peer Median
UMBF
1.24%
0.40%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
NPLs =

More Fee Revenue than Our Peers
% of Total Revenue from Fees
3Q13
•
More stable earnings
•
Greater growth opportunities
Industry Median as of 2Q13; Source: SNL Financial

19.1%
58.7%
3X
vs. Industry
Industry
Median

Successful Record Growing Fee Businesses
Noninterest
Income
($000’s)
*Includes Scout Investments and UMB Bank wealth management
Asset Management
Businesses
(Total Company Assets Under Management*)

$64.7
$121.6
3Q05 3Q13
$8.2B
$38.7B
2005 3Q13

Low-Cost Funding Sources

>2X
vs. Industry
Non-Interest Bearing
Deposits as % of Total Deposits
*Industry Median as of 2Q13; Source: SNL Financial
At September 30
43.2%
vs.
Industry Median* of
19.7%
non-interest bearing
deposits
2Q'13
2009
2010
2011
2012
2008
2007
2006
2005
2004
0.0% 5.0% 10.0%
15.0%
20.0% 25.0%
30.0% 35.0% 40.0% 45.0%
UMBF Industry Median

Balance Sheet –
Strong
Capital Position
Tier 1 Capital Ratio vs. Industry
3Q 2013
Without Federal bailout funds
Industry Median as of 2Q13; Source: SNL Financial

Average Equity
Successful Equity Offering Supports Our Growth
September 2013
• Strong interest from existing and new investors
• Issued 3.9 million shares plus 15% overallotment
• Gross proceeds of $242.2 million
Capital Ratio Trends
5 yr
CAGR
6.1%
$1,260.3
$936.1
3Q '08 3Q '13
13.69%
12.93%
Industry
Median
Total Risk-Based Capital Tier 1 Capital Tier 1 Leverage

Commercial Real Estate
Commercial & Industrial Consumer Real Estate
Credit Card Home Equity
Consumer
Changing Loan Mix
Quality Loan Composition
3Q 2013
Year-End 2006

6.8%
0.8%
8.8%
4.2%
25.2%
54.2%
20.0%
44.1%
4.6%
5.2%
21.0%
5.1%

A Financial Services Company The company The business model The performance

Consistent Performance – Despite Headwinds
7.3%
11.6%
6.1%
9.4%
Revenue growth
Average Asset Growth
Average Equity Growth
EPS growth
5 year CAGR
(3Q’08--3Q’13)
29.4%
Total Assets Under Management
(diluted)

5-Year Diluted Earnings Per Share 3Q’08 – 3Q’13 CAGR
UMBF vs. Traditional Peers
*Bank industry defined as all publicly traded banks per SNL Financial;
EPS Growth vs. the Industry & Peers
CBSH
COBZ
HBHC
ONB
BXS
FMBI
CFR
CYN
BOKF
BOH
TCB
TRMK
FMER
*All publicly traded banks with 3Q’13 reported EPS per SNL Financial

Bank Industry Median *
26.5%
23.0%
9.4%
6.48%
3.6%
3.0%
2.1%
-0.85%
-1.1%
-2.4%
-3.0%
-4.4%
-4.8%
-5.2%
-9.1%

Slowing Annual Expense Growth
Total Noninterest Expense
+5.6% +7.1% +11.3% +9.8% +4.9%
Year-over-
Year
Increase
Completed 20 strategic
acquisitions from 2007 - 2010
Focus on improved profit margins
in fee businesses
2013…
Increased focus on
expense control
pre-tax profit margin
Inst Investment Mgmt:
Asset Servicing:
Payment Solutions:
Bank:
2011
23.8%
9.7%
30.3%
18.8%
2012
29.5%
11.9%
28.2%
20.5%
2010
18.0%
9.9%
25.8%
19.0%
3Q’13
37.6%
18.0%
12.5%
22.3%
2007 2008 2009 2010 2011 2012
$407.2
$430.2
$460.6
$512.6
$562.7
$590.5
(millions)

3 Quarter 2013 Highlights rd

Changing Earning Asset Mix

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
54.6%
46.1%
48.2%
50.9%
45.3%
51.2%
43.1%
58.7%
47.6%
50.6%
46.5%
3Q'08
3Q'09
3Q'10 3Q'11
3Q'12
3Q'13
Net loans
Fed funds & resell agreements
Total securities
Interest Bearing Due From Banks
40.5%

Average Balance:
$7.0 billion
Average Yield:
1.99%
Investment Mix
As of September 30, 2013
Mortgage-Backed Securities
Municipals
CDs & Corporates
Agencies
Treasuries
Trading Securities
Investment Portfolio Statistics

Duration/Life
(in months)
at 09/30/13 at 06/30/13
Avg. Life Total 49.39 48.67
Duration Total 46.31 46.80
Securities Gains
($ millions)
3Q12 259 $
4Q12 210 $
1Q13 5,893 $
2Q13 1,519 $
3Q13 1,140 $
Roll off Purchased
($ millions)
Yield
($ millions)
Yield
1Q13 $413 1.98% $769 1.31%
2Q13 $340 2.13% $815 1.41%
3Q13 $265 1.85% $77 1.02%
Scheduled Cash Flow
4Q13 $305 2.02%
Next 12 months
$1,127 1.88%

Liabilities
Deposit Growth & % of Free Funds
($ billions)
3Q’13
Cost of Funds   0.16%
Including DDA   0.10%

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.6
$9.4
$10.6
$13.0
32.3%
38.5%
41.6%
43.2%
Interest Bearing Non-Interest Bearing

Net Interest Income 29 +6.4% 3Q 13 vs. 3Q 12 • Earning asset growth • Improved deposit pricing ’ ’ Net Interest Income NIM%

Noninterest Income Highlights
5 Year
CAGR
3Q’08–
3Q’13
16.8%
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Bankcard Fees
Deposit Service Charges
Insurance Fees & Commissions
Trading & Investment Banking
Trust & Securities Processing
Gains on Sale of Securities
Brokerage Fees
Other
$68.5 million in 3Q13
Primary components:
•$20.3M – Asset Servicing
the Bank segment

3.1%
2.4% 0.9% 0.7%
17.3%
6.8%
12.5%
56.3%
$31.5
$32.6
$39.8
$51.9
$56.3
$68.5
•$32.9M - Institutional Investment Management
•$15.2M – Personal & Institutional Asset Mgmt in

Noninterest Expense
•
Increase primarily driven by higher salary and benefits expense of $4.9 million, increased equipment expense of $1.9 million and increased processing fees of
$1.5 million related to fees paid to third-party distributors of the Scout Funds.
Salary
CAGR
7.9%
NI
Income
CAGR
9.0%
NI
Expense
CAGR
6.8%
Managed FTE Costs; Growing Noninterest Income

* Noninterest Income/Noninterest Expense
Noninterest expense increased
4.9%
to $153.1 million vs. 3Q’12
Salary/Benefit Expense
Total Noninterest Expense
Noninterest income
Coverage Ratio*

Business Segment Updates

Institutional Investment Management
* Industry data source: Strategic Insight
3    Quarter 2013 Highlights

$22.6
$23.5
$25.7
$26.3
$29.3
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13
Total Scout Assets Under Management
($ billions)
AUM increased 29.6% year-
over-year to $29.3 billion
Record net inflows of $1.9
billion for Q3’13; year-to-date
flows of $4.4 billion
Q3’13 industry stats: Equity
funds realized $113.2B in net
inflows; Taxable bond funds
realized $14.7B in net outflows
rd
Institutional Investment Management Operating Results (unaudited, $000s)
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net Interest income (11) (1) (10) 1000.0% 10.0%
Noninterest income 33,836 24,789 29,160 36.5% 16.0%
Noninterest expense 21,097 17,316 18,932 21.8% 11.4%
NI before taxes 12,728 7,472 10,218 70.3% 24.6%
Income tax expense 3,501 2,098 2,691 66.9% 30.1%
Net income 9,227 5,374 7,527 71.7% 22.6%
pre-tax profit margin 37.6% 30.1% 35.1%
September 30,
% Change 3 mos Ended

AUM Drivers
($millions)
Institutional Investment Management

$2,994.8 $29,308.9
Total Change
($millions)
Total AUM
($millions)
$2,204.5
$932.7
$486.2
$25,746.8
$23,542.3
$22,609.6
$567.3 $26,314.1
Equity Flows Equity Market Impact Fixed Income Flows Fixed Income Market Impact

Total AUM
$19.7B $23.5B $25.7B $26.3B
Institutional Investment Management

$29.3B
2011 2012 1Q13 2Q13 3Q13
Equity Mutual Funds Equity Institutional & Other Fixed Income Institutional & Other Fixed Income Mutual Funds
$8.2
$10.4
$11.0 $11.1 $12.1
$10.3
$11.4
$11.4 $11.6
$12.3
$0.6
$0.9
$2.3
$2.3
$3.0
$0.6
$0.8
$1.0
$1.3
$1.9

AUM by
Strategy
– As of 3Q’13
Fixed Income Strategies
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Core Plus
Low Duration
Long Duration
Core
Intermediate Unconstrained
Global Aggregate
Real Return
Equity Fixed Income

Fixed Income Rotation
Fixed Income AUM
Strategy Mix
3Q’13 3Q’12

Core Plus
Low Duration
Long Duration
Unconstrained
Core
Intermediate
Global Aggregate
Real Return
27.6%
22.5%
22.1%
14.5%
8.3%
13.7%
16.3%
25.1%
40.9%
2.3%
1.5%
0.2%
2.9%
1.9%
0.2%

Asset Servicing
3 Quarter 2013 Highlights

Assets Under Administration
($billions)
Asset Servicing Operating Results ( unaudited, $000s)
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 550 472 587 16.5% -6.3%
Noninterest income 20,429 18,300 19,275 11.6% 6.0%
Noninterest expense 17,201 17,142 17,054 0.3% 0.9%
NI before taxes 3,778 1,630 2,808 131.8% 34.5%
Income tax expense 1,468 608 967 141.4% 51.8%
Net income 2,310 1,022 1,841 126.0% 25.5%
pre-tax profit margin 18.0% 8.7% 14.1%
% Change
September 30,
3 mos Ended
Total AUA increased by
21%
to
$181.7 billion year-over-year
In the past 12 months, fund
accounting and administration
AUA grew by 40%; 26 new funds
added
rd

Asset Servicing
Fund Accounting & Administration Alternative Asset Servicing
Custody Transfer Agency
Business Metrics

Assets Under Administration # of Funds Serviced Assets Under Administration # of Funds Serviced
Assets Under Administration # of Custody Accounts # of Shareholders # of Funds Serviced

Payment Solutions
Total Card Purchase Volume & Interchange Revenue
CAGR
Commercial credit card
purchase volume +9.8% year-
over-year to $321 million;
provided 46% of interchange
Interchange revenue +6.6%
year-over-year to $16.4 million
3   Quarter 2013 Highlights

Durbin
effective
Purchase
Volume
3Q ‘09–’13
17.9%
Inter-
change
3Q ‘09–’13
11.7%
rd
Purchase Volume ($ billions) Interchange ($ millions)
Payment Solutions Operating Results (
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 11,587 10,843 11,192 6.9% 3.5%
Provision for loan losses 4,667 1,570 3,318 197.3% 40.7%
Noninterest income 18,409 16,081 18,649 14.5% -1.3%
Noninterest expense 21,566 17,764 21,986 21.4% -1.9%
NI before taxes 3,763 7,590 4,537 -50.4% -17.1%
Income tax expense 1,311 2,024 1,350 -35.2% -2.9%
Net income 2,452 5,566 3,187 -55.9% -23.1%
pre-tax profit margin 12.5% 28.2% 15.2%
% Change
September 30,
3 mos Ended
unaudited, $000s)

Payment Solutions
Health Savings Accounts & Balances
* Deposits and investment assets
Healthcare card purchase volume
+52% to $680.2 million vs. 3Q’12
Customer deposits and assets +50%
to $637.8 million vs. 3Q’12
3 Quarter 2013 Highlights
Healthcare Services
Card Utilization

Commitments Outstandings Utilization
HSA Balances* # of HSA & FSA accounts
rd

Bank
Assets Under Management
($
billions)
HELOC Lending
(average balances)
Total net loans grew for the 14
consecutive quarter, increasing 20.9%
year-over-year to $6.4 billion
Private Banking exceeded $305 million
in average loan balances, an increase
of
38.4%
over Q3 2012
Average Small Business Banking loans
increased
25%
year-over-year to $167.2
million

3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 73,419 69,051 70,558 6.3% 4.1%
Provision for loan losses 1,833 2,930 1,682 -37.4% 9.0%
Noninterest income 48,951 47,151 46,501 3.8% 5.3%
Noninterest expense 93,199 93,683 92,339 -0.5% 0.9%
NI before taxes 27,338 19,589 23,038 39.6% 18.7%
Income tax expense 6,895 5,426 5,664 27.1% 21.7%
Net income 20,443 14,163 17,374 44.3% 17.7%
pre-tax profit margin 22.3% 16.9% 19.7%
3 mos Ended % Change
September 30,
Commitments Balances
Utilization
Private Wealth & Institutional Asset Mgmt Prairie Capital Management
3 Quarter 2013 Highlights rd
th
Bank Operating Results ( unaudited, $000s)

Bank
High Growth Regions
3Q’13 vs. 3Q’12
• Arizona +65%
• Nebraska +32%
Commercial Loans By Region
• St. Louis +32%
• Oklahoma  +25%
• Colorado    +21%
Commercial Loan Growth
(C&I and CRE Loans)
5 yr
CAGR
3Q ‘08–’13
10.9%
43 KC CO
STL
Greater MO
KS OK AZ NE
TX

Bank
Average Deposits
5 yr
CAGR
3Q ‘08–’13
12.6%
Deposits By Region

KC STL CO Gtr MO KS OK AZ NE
Interest Bearing Non-Interest Bearing
3Q'08
3Q'09
3Q'10
3Q'11
3Q'12
3Q'13
3Q'08 3Q'09
3Q'10
3Q'11
3Q'12
3Q'13
48.1%
53.8%
55.0%
58.3%
60.0%
64.1%
28.6%
30.8%
32.7%
37.1%
40.4%
39.6%
$6.5
$7.5
$8.3
$9.5
$10.4
$11.8
100%
50%
0%

Deposit Composition

Deposit Composition by Line of Business
At September 30, 2013
Actual
Pro-forma,
After deposit migration
Commercial
Consumer
Asset Servicing
Private Wealth Management
Healthcare
Inst. Banking & Investor Services
Small Business
Inst. Asset Management
0.3%
4.4%
4.9%
6.6%
12.0%
17.1%
26.0%
28.6%
0.3%
4.8%
5.4%
7.3%
13.2%
9.0%
28.6%
31.4%

Strengths We are Leveraging
Diversified
revenue
Growing fee
businesses
Infrastructure
Success building a diversified
financial services company
Building scale through
strategic acquisitions
Existing technology, operations,
products, distribution

Building a company for the next 100 years. UMB Financial Third Quarter 2013